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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 1997

                               Biofield Corp.
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           (Exact name of registrant as specified in its charter)


          Delaware                        0-27848                13-3703450
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(State or other jurisdiction of         (Commission            (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

1225 Northmeadow Parkway, Suite 120, Roswell, GA                    30076
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     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:       (770) 740-8180
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                               Not Applicable
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        (Former name or former address, if changed since last report)

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Item 5.   Other Events

          Attached hereto as Exhibit 99.1 is a copy of a press release dated February 27, 1997 of Biofield Corp.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)   Exhibits

                99.1.   Press Release issued by Biofield Corp. on February 27,
                        1997.
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                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Biofield Corp.




Dated:  March 3, 1997                By: /s/ KENNETH W. ANSTEY
                                         ---------------------------
                                         Kenneth W. Anstey
                                         President, Chief Executive
                                         Officer and Director